                                                                    EXHIBIT 99.6


        THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES REPRESENTED BY THIS WARRANT ARE RESTRICTED AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                                SAF T LOK, INC.
                                ---------------

                   WARRANT FOR THE PURCHASE OF COMMON SHARES
                   -----------------------------------------

NO. W-                                                           555,556 SHARES

        FOR VALUE RECEIVED, SAF T LOK, INC., a Florida corporation (the "Company"), hereby certifies that Dafico Investment Corp. or its permitted assigns is entitled to purchase from the Company, at any time or from time to time after October 13, 1997 but prior to 5:00 P.M. on October 13, 1999, Five Hundred Fifty Five Thousand Five Hundred and Fifty Six (555,556) fully paid and non-assessable shares of common stock, par value $.01 per share, of the Company for an aggregate purchase price of $1,111,112 (computed on the basis of $2.00 per share). (Hereinafter, (i) said common shares, together with any other equity securities which may be issued by the Company in substitution therefor, are referred to as the "Common Shares", (ii) the Common Shares purchasable hereunder are referred to as the "Warrant Shares", (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price", (iv) the price payable hereunder for each of the Warrant Shares, as adjusted in the manner set forth in Section 3, is referred to as the "Per Share Warrant Price" and (v) this Warrant and all warrants hereinafter issued in exchange or substitution for this Warrant are referred to as the "Warrants".) The Aggregate Warrant Price is not subject to adjustment. The Per Share Warrant Price and the number of Warrant Shares are subject to adjustment as hereinafter provided.

        THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES REPRESENTED BY THIS WARRANT ARE RESTRICTED AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                                SAF T LOK, INC.
                                ---------------

                   WARRANT FOR THE PURCHASE OF COMMON SHARES
                   -----------------------------------------

NO. W-                                                           111,112 SHARES

        FOR VALUE RECEIVED, SAF T LOK, INC., a Florida corporation (the "Company"), hereby certifies that Dafico Investment Corp. or its permitted assigns is entitled to purchase from the Company, at any time or from time to time after October 13, 1997 but prior to 5:00 P.M. on October 13, 1999, One Hundred Eleven Thousand One Hundred Twelve (111,112) fully paid and non-assessable shares of common stock, par value $.01 per share, of the Company for an aggregate purchase price of $222,224 (computed on the basis of $2.00 per share). (Hereinafter, (i) said common shares, together with any other equity securities which may be issued by the Company in substitution therefor, are referred to as the "Common Shares", (ii) the Common Shares purchasable hereunder are referred to as the "Warrant Shares", (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price", (iv) the price payable hereunder for each of the Warrant Shares, as adjusted in the manner set forth in Section 3, is referred to as the "Per Share Warrant Price" and (v) this Warrant and all warrants hereinafter issued in exchange or substitution for this Warrant are referred to as the "Warrants".) The Aggregate Warrant Price is not subject to adjustment. The Per Share Warrant Price and the number of Warrant Shares are subject to adjustment as hereinafter provided.

        THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES REPRESENTED BY THIS WARRANT ARE RESTRICTED AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                                SAF T LOK, INC.
                                ---------------

               FORM OF WARRANT FOR THE PURCHASE OF COMMON SHARES
               -------------------------------------------------

NO. W-                                                       27,777 SHARES

        FOR VALUE RECEIVED, SAF T LOK, INC., a Florida corporation (the "Company"), hereby certifies that Dafico Investment Corp. or its permitted assigns is entitled to purchase from the Company, at any time or from time to time after October 13, 1997 but prior to 5:00 P.M. on October 13, 1999, Twenty Seven Thousand Seven Hundred and Seventy Seven (27,777) fully paid and non-assessable shares of common stock, par value $.01 per share, of the Company for an aggregate purchase price of $83,331 (computed on the basis of $3.00 per share). (Hereinafter, (i) said common shares, together with any other equity securities which may be issued by the Company in substitution therefor, are referred to as the "Common Shares", (ii) the Common Shares purchasable hereunder are referred to as the "Warrant Shares", (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price", (iv) the price payable hereunder for each of the Warrant Shares, as adjusted in the manner set forth in Section 3, is referred to as the "Per Share Warrant Price" and (v) this Warrant and all warrants hereinafter issued in exchange or substitution for this Warrant are referred to as the "Warrants".) The Aggregate Warrant Price is not subject to adjustment. The Per Share Warrant Price and the number of Warrant Shares are subject to adjustment as hereinafter provided.

        THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES REPRESENTED BY THIS WARRANT ARE RESTRICTED AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                                SAF T LOK, INC.
                                ---------------

               FORM OF WARRANT FOR THE PURCHASE OF COMMON SHARES
               -------------------------------------------------

NO. W-                                                       138,889 SHARES

        FOR VALUE RECEIVED, SAF T LOK, INC., a Florida corporation (the "Company"), hereby certifies that Dafico Investment Corp. or its permitted assigns is entitled to purchase from the Company, at any time or from time to time after October 13, 1997 but prior to 5:00 P.M. on October 13, 1999, One Hundred and Thirty Eight Thousand Eight Hundred and Eighty Nine (138,889) fully paid and non-assessable shares of common stock, par value $.01 per share, of the Company for an aggregate purchase price of $416,667 (computed on the basis of $3.00 per share). (Hereinafter, (i) said common shares, together with any other equity securities which may be issued by the Company in substitution therefor, are referred to as the "Common Shares", (ii) the Common Shares purchasable hereunder are referred to as the "Warrant Shares", (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price", (iv) the price payable hereunder for each of the Warrant Shares, as adjusted in the manner set forth in Section 3, is referred to as the "Per Share Warrant Price" and (v) this Warrant and all warrants hereinafter issued in exchange or substitution for this Warrant are referred to as the "Warrants".) The Aggregate Warrant Price is not subject to adjustment. The Per Share Warrant Price and the number of Warrant Shares are subject to adjustment as hereinafter provided.

        THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES REPRESENTED BY THIS WARRANT ARE RESTRICTED AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                                SAF T LOK, INC.
                                ---------------

               FORM OF WARRANT FOR THE PURCHASE OF COMMON SHARES
               -------------------------------------------------

NO. W-                                                       555,555 SHARES

        FOR VALUE RECEIVED, SAF T LOK, INC., a Florida corporation (the "Company"), hereby certifies that Mercacorp Inc. or its permitted assigns is entitled to purchase from the Company, at any time or from time to time after October 13, 1997 but prior to 5:00 P.M. on October 13, 1999, Five Hundred Fifty Five Thousand Five Hundred Fifty Five (555,555) fully paid and non-assessable shares of common stock, par value $.01 per share, of the Company for an aggregate purchase price of $1,111,110 (computed on the basis of $2.00 per share). (Hereinafter, (i) said common shares, together with any other equity securities which may be issued by the Company in substitution therefor, are referred to as the "Common Shares", (ii) the Common Shares purchasable hereunder are referred to as the "Warrant Shares", (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price", (iv) the price payable hereunder for each of the Warrant Shares, as adjusted in the manner set forth in Section 3, is referred to as the "Per Share Warrant Price" and (v) this Warrant and all warrants hereinafter issued in exchange or substitution for this Warrant are referred to as the "Warrants".) The Aggregate Warrant Price is not subject to adjustment. The Per Share Warrant Price and the number of Warrant Shares are subject to adjustment as hereinafter provided.

        THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES REPRESENTED BY THIS WARRANT ARE RESTRICTED AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                                SAF T LOK, INC.
                                ---------------

               FORM OF WARRANT FOR THE PURCHASE OF COMMON SHARES
               -------------------------------------------------

NO. W-                                                       111,111 SHARES

        FOR VALUE RECEIVED, SAF T LOK, INC., a Florida corporation (the "Company"), hereby certifies that Mercacorp Inc. or its permitted assigns is entitled to purchase from the Company, at any time or from time to time after October 13, 1997 but prior to 5:00 P.M. on October 13, 1999, One Hundred Eleven Thousand One Hundred Eleven (111,111) fully paid and non-assessable shares of common stock, par value $.01 per share, of the Company for an aggregate purchase price of $222,222 (computed on the basis of $2.00 per share). (Hereinafter, (i) said common shares, together with any other equity securities which may be issued by the Company in substitution therefor, are referred to as the "Common Shares", (ii) the Common Shares purchasable hereunder are referred to as the "Warrant Shares", (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price", (iv) the price payable hereunder for each of the Warrant Shares, as adjusted in the manner set forth in Section 3, is referred to as the "Per Share Warrant Price" and (v) this Warrant and all warrants hereinafter issued in exchange or substitution for this Warrant are referred to as the "Warrants".) The Aggregate Warrant Price is not subject to adjustment. The Per Share Warrant Price and the number of Warrant Shares are subject to adjustment as hereinafter provided.

        THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES REPRESENTED BY THIS WARRANT ARE RESTRICTED AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                                SAF T LOK, INC.
                                ---------------

               FORM OF WARRANT FOR THE PURCHASE OF COMMON SHARES
               -------------------------------------------------

NO. W-                                                        27,778 SHARES

        FOR VALUE RECEIVED, SAF T LOK, INC., a Florida corporation (the "Company"), hereby certifies that Mercacorp Inc. or its permitted assigns is entitled to purchase from the Company, at any time or from time to time after October 13, 1997 but prior to 5:00 P.M. on October 13, 1999, Twenty Seven Thousand Seven Hundred and Seventy Eight (27,778) fully paid and non-assessable shares of common stock, par value $.01 per share, of the Company for an aggregate purchase price of $83,334 (computed on the basis of $3.00 per share). (Hereinafter, (i) said common shares, together with any other equity securities which may be issued by the Company in substitution therefor, are referred to as the "Common Shares", (ii) the Common Shares purchasable hereunder are referred to as the "Warrant Shares", (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price", (iv) the price payable hereunder for each of the Warrant Shares, as adjusted in the manner set forth in Section 3, is referred to as the "Per Share Warrant Price" and (v) this Warrant and all warrants hereinafter issued in exchange or substitution for this Warrant are referred to as the "Warrants".) The Aggregate Warrant Price is not subject to adjustment. The Per Share Warrant Price and the number of Warrant Shares are subject to adjustment as hereinafter provided.

        THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES REPRESENTED BY THIS WARRANT ARE RESTRICTED AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                                SAF T LOK, INC.
                                ---------------

               FORM OF WARRANT FOR THE PURCHASE OF COMMON SHARES
               -------------------------------------------------

NO. W-                                                       138,889 SHARES

        FOR VALUE RECEIVED, SAF T LOK, INC., a Florida corporation (the "Company"), hereby certifies that Mercacorp Inc. or its permitted assigns is entitled to purchase from the Company, at any time or from time to time after October 13, 1997 but prior to 5:00 P.M. on October 13, 1999, One Hundred and Thirty Eight Thousand Eight Hundred and Eighty Nine (138,889) fully paid and non-assessable shares of common stock, par value $.01 per share, of the Company for an aggregate purchase price of $416,667 (computed on the basis of $3.00 per share). (Hereinafter, (i) said common shares, together with any other equity securities which may be issued by the Company in substitution therefor, are referred to as the "Common Shares", (ii) the Common Shares purchasable hereunder are referred to as the "Warrant Shares", (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price", (iv) the price payable hereunder for each of the Warrant Shares, as adjusted in the manner set forth in Section 3, is referred to as the "Per Share Warrant Price" and (v) this Warrant and all warrants hereinafter issued in exchange or substitution for this Warrant are referred to as the "Warrants".) The Aggregate Warrant Price is not subject to adjustment. The Per Share Warrant Price and the number of Warrant Shares are subject to adjustment as hereinafter provided.

        THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES REPRESENTED BY THIS WARRANT ARE RESTRICTED AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                                SAF T LOK, INC.
                                ---------------

               FORM OF WARRANT FOR THE PURCHASE OF COMMON SHARES
               -------------------------------------------------

NO. W-                                                       555,555 SHARES

        FOR VALUE RECEIVED, SAF T LOK, INC., a Florida corporation (the "Company"), hereby certifies that Firstimpex Inc. or its permitted assigns is entitled to purchase from the Company, at any time or from time to time after October 13, 1997 but prior to 5:00 P.M. on October 13, 1999, Five Hundred Fifty Five Thousand Five Hundred Fifty Five (555,555) fully paid and non-assessable shares of common stock, par value $.01 per share, of the Company for an aggregate purchase price of $1,111,110 (computed on the basis of $2.00 per share). (Hereinafter, (i) said common shares, together with any other equity securities which may be issued by the Company in substitution therefor, are referred to as the "Common Shares", (ii) the Common Shares purchasable hereunder are referred to as the "Warrant Shares", (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price", (iv) the price payable hereunder for each of the Warrant Shares, as adjusted in the manner set forth in Section 3, is referred to as the "Per Share Warrant Price" and (v) this Warrant and all warrants hereinafter issued in exchange or substitution for this Warrant are referred to as the "Warrants".) The Aggregate Warrant Price is not subject to adjustment. The Per Share Warrant Price and the number of Warrant Shares are subject to adjustment as hereinafter provided.

        THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES REPRESENTED BY THIS WARRANT ARE RESTRICTED AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                                SAF T LOK, INC.
                                ---------------

               FORM OF WARRANT FOR THE PURCHASE OF COMMON SHARES
               -------------------------------------------------

NO. W-                                                       111,111 SHARES

        FOR VALUE RECEIVED, SAF T LOK, INC., a Florida corporation (the "Company"), hereby certifies that Firstimpex Inc. or its permitted assigns is entitled to purchase from the Company, at any time or from time to time after October 13, 1997 but prior to 5:00 P.M. on October 13, 1999, One Hundred Eleven Thousand One Hundred Eleven (111,111) fully paid and non-assessable shares of common stock, par value $.01 per share, of the Company for an aggregate purchase price of $222,222 (computed on the basis of $2.00 per share). (Hereinafter, (i) said common shares, together with any other equity securities which may be issued by the Company in substitution therefor, are referred to as the "Common Shares", (ii) the Common Shares purchasable hereunder are referred to as the "Warrant Shares", (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price", (iv) the price payable hereunder for each of the Warrant Shares, as adjusted in the manner set forth in Section 3, is referred to as the "Per Share Warrant Price" and (v) this Warrant and all warrants hereinafter issued in exchange or substitution for this Warrant are referred to as the "Warrants".) The Aggregate Warrant Price is not subject to adjustment. The Per Share Warrant Price and the number of Warrant Shares are subject to adjustment as hereinafter provided.

        THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES REPRESENTED BY THIS WARRANT ARE RESTRICTED AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                                SAF T LOK, INC.
                                ---------------

               FORM OF WARRANT FOR THE PURCHASE OF COMMON SHARES
               -------------------------------------------------

NO. W-                                                        27,778 SHARES

        FOR VALUE RECEIVED, SAF T LOK, INC., a Florida corporation (the "Company"), hereby certifies that Firstimpex Inc. or its permitted assigns is entitled to purchase from the Company, at any time or from time to time after October 13, 1997 but prior to 5:00 P.M. on October 13, 1999, Twenty Seven Thousand Seven Hundred and Seventy Eighty (27,778) fully paid and non-assessable shares of common stock, par value $.01 per share, of the Company for an aggregate purchase price of $83,334 (computed on the basis of $3.00 per share). (Hereinafter, (i) said common shares, together with any other equity securities which may be issued by the Company in substitution therefor, are referred to as the "Common Shares", (ii) the Common Shares purchasable hereunder are referred to as the "Warrant Shares", (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price", (iv) the price payable hereunder for each of the Warrant Shares, as adjusted in the manner set forth in Section 3, is referred to as the "Per Share Warrant Price" and (v) this Warrant and all warrants hereinafter issued in exchange or substitution for this Warrant are referred to as the "Warrants".) The Aggregate Warrant Price is not subject to adjustment. The Per Share Warrant Price and the number of Warrant Shares are subject to adjustment as hereinafter provided.

        THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES REPRESENTED BY THIS WARRANT ARE RESTRICTED AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                                SAF T LOK, INC.
                                ---------------

               FORM OF WARRANT FOR THE PURCHASE OF COMMON SHARES
               -------------------------------------------------

NO. W-                                                       138,889 SHARES

        FOR VALUE RECEIVED, SAF T LOK, INC., a Florida corporation (the "Company"), hereby certifies that Firstimpex Inc. or its permitted assigns is entitled to purchase from the Company, at any time or from time to time after October 13, 1997 but prior to 5:00 P.M. on October 13, 1999, One Hundred and Thirty Eight Thousand Eight Hundred and Eighty Nine (138,889) fully paid and non-assessable shares of common stock, par value $.01 per share, of the Company for an aggregate purchase price of $416,667 (computed on the basis of $3.00 per share). (Hereinafter, (i) said common shares, together with any other equity securities which may be issued by the Company in substitution therefor, are referred to as the "Common Shares", (ii) the Common Shares purchasable hereunder are referred to as the "Warrant Shares", (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price", (iv) the price payable hereunder for each of the Warrant Shares, as adjusted in the manner set forth in Section 3, is referred to as the "Per Share Warrant Price" and (v) this Warrant and all warrants hereinafter issued in exchange or substitution for this Warrant are referred to as the "Warrants".) The Aggregate Warrant Price is not subject to adjustment. The Per Share Warrant Price and the number of Warrant Shares are subject to adjustment as hereinafter provided.

                                       1